As filed with the Securities and Exchange Commission on July 26, 2006

File Nos. 333-                     and 811-21932

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.

(Check appropriate box or boxes)

M.D. SASS TAX ADVANTAGED BOND STRATEGY TRUST

(Exact Name of Registrant as Specified in Charter)

1185 Avenue of the Americas, 18th Floor, New York, New York, 10036-2699

(Address of Principal Executive Offices)

(212) 730-2000

(Registrant’s Telephone Number, including Area Code)

Hugh R. Lamle

1185 Avenue of the Americas, 18th Floor, New York, New York, 10036-2699

(Name and Address of Agent for Service)

With copies to:

Susan Garrison Hickey, Esq.	Peter J. Shea, Esq.
M.D. Sass Tax Advantaged Bond Strategy Trust	Katten Muchin Rosenman LLP
1185 Avenue of the Americas	Three Wachovia Center
18th Floor	401 South Tryon Street, Suite 2600
New York, NY 10036-2699	Charlotte, NC 28202

Approximate Date of Proposed Public Offering:	As soon as practicable after the Effective Date of this Registration Statement

This Registration Statement shall hereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.

Tax Advantaged Bond Strategy: 3-7 Year Fund

Prospectus

                    , 2006

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus explains what you should know about the Tax Advantaged Bond Strategy: 3-7 Year Fund before you invest. Please read it carefully.

RISK/RETURN SUMMARY

The following summary identifies the investment objective, principal investments and strategies, principal risks and the fees and expenses of Tax Advantaged Bond Strategy: 3-7 Year Fund (the “Fund” or “TABS: 3-7”). The Fund is a series of M.D. Sass Tax Advantaged Bond Strategy Trust, a Delaware statutory trust (the “Trust”).

Investment Objective

The investment objective of TABS: 3-7 is to maximize total return after federal income taxation through investment and trading of high-quality municipal securities and U.S. Treasury and agency securities. The Fund’s investment objective is fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment-grade debt obligations issued by state and local governments the interest on which is exempt from federal income taxation (“Municipal Securities”), direct obligations of the U.S. Government (“Treasury Securities”) and obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises (“Agency Securities”). This principal investment strategy is fundamental and may not be changed without shareholder approval.

TABS: 3-7 will normally target an average portfolio duration of approximately four years, although that duration may vary between three and five years. TABS: 3-7 may invest in instruments of any maturity and duration. Duration is a measure of the expected life of a fixed income security and largely determines the sensitivity of a security’s price to changes in interest rates. The longer the duration of a security, the more sensitive its value will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration generally will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. As of March 31, 2006, the duration of the Fund’s two benchmark indices, the Merrill Lynch 3-7 Year Municipal Bond Index and the Lehman 5-Year Municipal Bond Index were each 4.1 years.

The Fund normally will invest in high quality Municipal Securities, rated A or higher by Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) (or, in unrated securities of comparable quality as determined by M.D. Sass Tax Advantaged Bond Strategies, L.L.C., the Fund’s investment adviser (the “Adviser”)), with at least 80% rated AA or higher (or, in unrated securities of comparable quality as determined by the Adviser).

The Fund will seek to enhance its total return beyond that achievable through a traditional buy-and-hold strategy by actively trading its portfolio to take advantage of price appreciation opportunities in the markets for Municipal, Treasury and Agency Securities.

The investment professionals of the Adviser have engaged in the investment strategy described herein on behalf of clients since 1990. Based on their experience in evaluating the markets for Municipal, Treasury and Agency Securities, and taking into account the tax rate structure under the Internal Revenue Code of 1986, as amended (the “Code”), the Adviser identifies certain benchmark ratios which it believes represent efficient pricing of Municipal Securities in relation to Treasury and Agency Securities with similar durations. Such ratios are a function of the respective yields of Municipal, Treasury and Agency Securities. When the prices of certain

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Municipal Securities deviate from such benchmark ratios, the Adviser may deem such Securities to be overvalued or undervalued in relation to Treasury and Agency Securities, depending on the nature of the price deviation. Additionally, the Fund will actively trade Municipal Securities. For instance, municipal bonds with the same credit quality and maturity can offer widely varying yields, and temporary imbalances in supply and demand conditions may create opportunities to add value through security selection without taking additional credit or maturity risk.

The Adviser’s Municipal/Treasury/Agency cross-over strategy is quantitatively driven, and the Adviser generally will implement trades when pricing ratios so dictate (unless anticipated changes in tax rates or regulations governing the issuance of Municipal Securities indicate that a change in these relative yield relationships is likely). For the strategy to succeed, the markets for Municipal, Treasury and Agency Securities must be sufficiently liquid to enable the Adviser to effect trades on behalf of the Fund when appropriate. While there is no assurance that such liquidity will always exist, the markets for high quality Municipal Securities generally are more liquid than the markets for Municipal Securities of lower quality. The Adviser anticipates that under normal conditions it will be able to implement its strategy. However, in response to market, economic, political, or other conditions, the Fund may temporarily modify its investment strategy for defensive purposes.

The following paragraphs describe more fully the instruments utilized by the Adviser in implementing the TABS strategy, as set forth above in this section.

Debt Securities. Debt securities are used by issuers to borrow money, pay a fixed, variable, or floating rate of interest, require repayment of the amount borrowed at the maturity of the security and, in some instances, may provide for issuer prepayment and call before maturity.

Municipal Securities. Municipal Securities are debt securities issued by states and local governments and their agencies, authorities and other instrumentalities to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal Securities in which the Fund may invest include general obligation bonds, revenue or special obligation bonds, industrial development bonds, and short-term tax-exempt municipal obligations such as tax anticipation bonds. Municipal Securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by entities providing credit support such as letters of credit, guarantees, or insurance. The Adviser anticipates that normally a majority of the Fund’s assets will be invested in Municipal Securities. The Fund’s investments in Municipal Securities are expected to be geographically diversified. No more than 25% of the Fund’s assets will be invested in obligations of any one state and its political subdivisions and authorities.

Treasury Securities. Treasury Securities are debt obligations issued by, and secured by the full faith and credit of, the U.S. Government. Such Securities differ in their interest rates, duration, and dates of issuance. Treasury Securities are termed bills (if their maturity date is one year or less from the date of issuance), notes (if their maturity date is more than one year and up to 10 years from the date of issuance) or bonds (if their maturity date is more than 10 years from the date of issuance). Although Treasury Securities are guaranteed by the U.S. Government as to the repayment of principal and interest, such guarantees do not extend to the market value or yield of the securities, which are established by the marketplace. There is no limitation on the percentage of the Fund’s assets that may be invested in Treasury Securities, although it is anticipated that the Fund will generally be invested primarily in Municipal Securities.

Agency Securities. Agency Securities are debt securities issued by a U.S. Government agency, instrumentality or sponsored enterprise created by Congress to fulfill a public purpose. Although

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these entities have different organizational structures, each agency has explicit ties to the U.S. Government. Agency Securities differ in issuer, duration, interest rates, and dates of issuance. The principal and interest of most Agency Securities, such as mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Bank (FHLB), are not guaranteed by the full faith and credit of the U.S. Government. There is no limitation on the percentage of the Fund’s assets that may be invested in Agency Securities, although it is anticipated that the Fund will generally be invested primarily in Municipal Securities.

Interest Rate Swaps and Other Derivatives. While the Fund will be managed conservatively in order to minimize risk, the Fund, from time to time, may endeavor to reduce interest rate risk through the strategic use of interest rate swap contracts and other derivative instruments.

Summary of Principal Investment Risks

The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The risks that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are identified below. The Fund may be subject to risks other than those described below. Certain of these principal risks are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Trust’s Statement of Additional Information (“SAI”) also include more information about the Fund, its investments and the related risks.

There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money on investments in the Fund. An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Interest Rate Risk	As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. In addition, some investments give the issuer the option to call, or redeem, these investments before their maturity date. If an issuer “calls” its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

Credit Risk	The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Municipal Securities Risk	The Fund normally will invest in high quality Municipal Securities, rated A or higher by Moody’s, S&P or Fitch (or, in unrated securities of comparable quality as determined by the Adviser), with at least 80% rated AA or higher (or, in unrated securities of comparable quality as determined by the Adviser). A significant amount of the Fund’s Municipal Securities investments consists of either general obligations for which the taxing power of the issuer is the source of repayment, or tax anticipation notes or

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other obligations the repayment of which is entirely dependent on the collection of revenues or excise taxes by the issuing authority. In the case of general obligations, while the Adviser will attempt to monitor carefully the credit ratings of issuers, there is the risk that an issuer of such obligations could become insolvent and default on the obligations. In such case, the Fund would be a creditor of the issuer and would likely not achieve full payment of principal and interest on the obligations. In the case of revenue anticipation obligations, in the event that special revenues backing such obligations are not received, the Fund will have no recourse against the issuer or any other party for repayment of such obligations. Additionally, to the extent the credit rating of a Municipal Security is derived from the creditworthiness of a third-party credit support provider, such as a bond insurer or letter of credit bank, the credit rating and value of such Municipal Security may be adversely affected by a decline in the credit support provider’s creditworthiness.

Market Risk	The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, especially in an environment of changing interest rates. The value of a security may decline due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for the economy, changes in interest rates or adverse investor sentiment generally. The value of a security may also change as a result of conditions related to a specific market segment or geographic region.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Investments in derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk	The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Swap Agreements Risk	The prices of all derivative instruments are highly volatile. Payments made pursuant to swap agreements also may be highly volatile. Payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of swap agreements also depends upon the price of the securities or other financial instruments underlying them. The Fund also is subject to the risk of the failure of any of the exchanges on which it trades or of their clearinghouses.

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Performance Information

The Fund has not yet commenced operations. Consequently, no performance information is presented here. However, you may request a copy of the Fund’s Annual and Semi-Annual reports once they become available at no charge, by calling the Fund at 1-800-    -             ..

Fees and Expenses of the Fund

The following tables describe the fees and expenses related to buying and holding shares of the Fund. The Fund does not impose a sales charge, a redemption fee, or an exchange fee.

Annual Fund Operating Expenses

(Fees & Expenses Paid From Fund Assets)

Management Fees	0.25%(a)(b)

Distribution and/or Service (12b-1) Fees	0.00%

Other Expenses	0.40%(a)(b)(c)

Total Annual Fund Operating Expenses	0.65%(b)

Fee Waiver and/or Expense Reimbursement	(0.65)%(b)

Net Expenses	0%(d)

(a)	The amount under “Management Fees” reflects the portion of the “wrap fee” attributable to the management of the Fund (not the management of the entire “wrap fee” program), and the amount under “Other Expenses” reflects the approximate amount of operating expenses of the Fund which are paid for by the Adviser. See Note (d) below.
(b)	The Adviser has agreed not to receive any fees from the Fund for its services (which may be viewed as an effective waiver), and also to pay directly or otherwise assume certain expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) of the Fund, pursuant to its Investment Advisory Agreement with the Trust regarding the Fund and certain other agreements with service providers of the Trust.
(c)	The amount of Other Expenses is based on estimated amounts for the current fiscal year.

Example:	The example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

Year 1	$0	(d)
Year 3	$0	(d)
(d)

The tables show net fees and expenses of the Fund as 0%, reflecting the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that the Adviser has agreed to pay certain expenses of operating the Fund (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses), and the Adviser does not charge any

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fees to the Fund (which may be viewed as an effective waiver). You should be aware, however, that the Fund is an integral part of “wrap fee” programs and investment advisory programs, including programs sponsored by the Adviser, M.D. Sass Investors Services, Inc. and their affiliates and by investment advisers, consultants and broker-dealers unaffiliated with the Fund or the Adviser. Participants in these programs pay a “wrap” fee or advisory fee to the sponsor of the program calculated as a fixed percentage of the value of each participant’s account with the sponsor, which value will include the net asset value of Fund shares held in the account. You should read carefully the wrap-fee or advisory brochure provided to you by the sponsor. The brochure is required to include information about the wrap fees charged to you by the sponsor and the fees paid by the sponsor to the Adviser and its affiliates. Participants in wrap fee programs and investment advisory programs may pay different fees to the program sponsors based on different levels of advisory and shareholder services received. You pay no additional fees or expenses to purchase shares of the Fund. You will, however, indirectly pay a proportionate share of those costs that are borne by the Fund (i.e., interest, taxes, brokerage fees and commissions and extraordinary expenses) through a reduction in the Fund’s net asset value. See “Management of the Fund – Advisory Fees and Other Expenses.”

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MANAGEMENT OF THE FUND

Investment Adviser

The Adviser is the investment adviser for the Fund. Subject to the supervision of the Board of Trustees of the Trust, the Adviser is responsible for making investment decisions for the Fund and for managing the Fund’s other affairs and business, including providing executive and other personnel for the management of the Fund.

The Adviser is located at 1185 Avenue of Americas, 18th Floor, New York, NY 10036-2699. The Adviser, which is controlled by M.D. Sass Investors Services, Inc. (“M.D. Sass”), is a registered investment adviser established in 2006 that manages assets using a combination of traditional and alternative strategies. As of March 31, 2006, the Adviser and its affiliates, including M.D. Sass, managed approximately $4 billion utilizing tax advantaged bond strategies, and acted as investment advisers to a broad array of clients, including pension and profit-sharing plans, institutions, major corporations and high net worth individuals. The Adviser, or an affiliate of the Adviser, may compensate, from its own assets, other entities based on sales or assets attributable to such entity or other criteria agreed upon by the Adviser. These payments may provide an incentive to these firms to actively promote the Fund over other funds or alternative investments.

Advisory Fees and Other Expenses

The Fund does not pay any advisory or other fees. However, the Fund is an integral part of “wrap fee” programs and investment advisory programs. As previously described in footnote (d) in “Fees and Expenses of the Fund” section, investors in the Fund will pay “wrap” fees or advisory fees directly to their respective program sponsor, and such sponsor will pay a fee to the Adviser under a separate agreement for advisory services. Except as described below, the Adviser pays the other ordinary expenses of the Fund.

The Trust, and not the Adviser or its affiliates, will pay the following expenses: taxes payable by the Trust to federal, state or other governmental agencies; extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust or the Fund to indemnify its trustees, officers, employees, shareholders, distributors and agents with respect thereto; brokerage fees and commissions (including dealer markups) and transfer taxes chargeable to the Trust in connection with the purchase and sale of portfolio securities for the Fund; costs, including any interest expenses, of borrowing money; costs of hedging transactions; costs of lending portfolio securities; and any expenses indirectly incurred through investments in other pooled investment vehicles.

A discussion of the basis for the Trustees’ approval of the Fund’s investment advisory agreement will be included in the shareholders’ report for the period during which the Trustees approved such contract.

The Adviser and Portfolio Management	The principals of M.D. Sass and the portfolio managers of the Adviser have extensive experience utilizing the investment strategies described in this prospectus in managing the portfolios of other client accounts. The principals of M.D. Sass are Martin D. Sass and Hugh R. Lamle, and the persons at the Adviser primarily responsible for the day-to-day management

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of the Fund’s portfolio are James Evans, Brian Barney, Philip Tartaglia, George Miller and Jonathan Rocafort. The positions at M.D. Sass and the Adviser and business background of each of these gentlemen are as follows:

M.D. Sass Principals

Martin D. Sass, Principal, Chairman, Director and Chief Executive Officer of M.D. Sass and Chairman and Chief Executive Officer of the Adviser. Mr. Sass has over 40 years of investment experience. He formed M.D. Sass in 1972 and has served as Chief Executive Officer of the Trust since the Trust’s formation in 2006.

Hugh R. Lamle, Principal, President and Director of M.D. Sass and President and Director of the Adviser. Mr. Lamle has over 35 years of investment experience. He joined M.D. Sass as a principal in 1974 and has served as the President, principal executive officer and a Trustee of the Trust since the Trust’s formation in 2006. Mr. Lamle is a Public Board Member of the New York Board of Trade.

Fund Portfolio Managers

James H. Evans, CFA, Senior Vice President and Senior Portfolio Manager – Tax-Exempt Fixed Income of M.D. Sass and the Adviser. Mr. Evans has over 20 years of investment experience. He joined M.D. Sass in 1990 and the Adviser in 2006. He has served as a Senior Vice President of the Trust since the Trust’s formation in 2006. Before joining M.D. Sass, Mr. Evans was a Vice President in charge of Kidder Peabody & Company’s municipal arbitrage account. Prior to that, Mr. Evans was a municipal bond trader and an underwriter for Continental Bank and Mellon Bank. Mr. Evans received a B.S. in Operations Research and Industrial Engineering from Cornell University.

Brian Barney, CFA, Vice President and Portfolio Manager – Tax-Exempt Fixed Income of M.D. Sass and the Adviser. Mr. Barney joined M.D. Sass in 2001 and the Adviser in 2006. Mr. Barney previously was an intern at Bloomberg and Lockheed Martin. Mr. Barney received a B.S. in Systems Engineering from the University of Virginia.

Philip Tartaglia, CFA, CPA, Vice President and Portfolio Manager – Tax-Exempt Fixed Income of M.D. Sass and the Adviser. Mr. Tartaglia joined Chase & M.D. Sass Partners, a partnership of which M.D. Sass was a general partner, in 1995, M.D. Sass in 2001 and the Adviser in 2006. Before joining Chase & M.D. Sass Partners, Mr. Tartaglia was a portfolio manager at Continental Asset Management (a subsidiary of TCW) specializing in the management of short-term assets. Prior to that, Mr. Tartaglia was a supervisor of accounting and financial reporting at N.Y. Life Insurance Company and a staff accountant at Edward Isaacs & Company, Certified Public Accountants. Mr. Tartaglia received a B.S. in Accounting from Pace University.

George Miller, Vice President and Portfolio Manager – Tax-Exempt Fixed Income of M.D. Sass and the Adviser. Mr. Miller joined M.D. Sass in 2005 and the Adviser in 2006. Before joining M.D. Sass, Mr. Miller worked in fixed income trading and underwriting for eight years at Goldman, Sachs & Co. Mr. Miller received a B.A. in English from Princeton University.

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Jonathan Rocafort, Portfolio Manager – Tax-Exempt Fixed Income of M.D. Sass and the Adviser. Mr. Rocafort joined M.D. Sass in 2004 and the Adviser in 2006. Before joining M.D. Sass, Mr. Rocafort was an Analytics Consultant and Training Specialist at Bloomberg, L.P. from 2002 to 2004. Mr. Rocafort received a B.S. in Philosophy and a B.S. in Marketing from Boston College in 2001.

Additional information concerning the portfolio managers of the Fund, Messrs. Evans, Barney, Tartaglia, Miller and Rocafort, including their compensation, other accounts managed by them and ownership of shares of the Fund, is included in the SAI under the caption “Management of the Trust – Portfolio Managers.”

Board of Trustees	The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust in May 2006. The Trustees supervise the operations of the Fund according to applicable state and federal laws and are responsible for the overall management of the Fund’s business affairs.

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OTHER SERVICE PROVIDERS

Fund Administrator	Investors Bank & Trust Company (“Administrator”) serves as the administrator for the Fund. The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund and provides the Fund with certain administrative, shareholder reporting functions, and compliance services. For these services, the Administrator is compensated by the Adviser, on behalf of the Fund, pursuant to an Administration Agreement.

Transfer Agent	Boston Financial Data Services, Inc. (“Transfer Agent”) serves as the transfer agent, shareholder servicing agent and dividend disbursing agent of the Fund. The Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Adviser, on behalf of the Fund, pursuant to a Transfer Agency and Service Agreement.

Custodian and Accounting Agent	Investors Bank & Trust Company (“Custodian and Accounting Agent” or “Custodian”) serves as the Custodian of the Fund’s assets and, as accounting agent, calculates the Fund’s net asset values.

Independent Registered Public Accounting Firm	Ernst & Young LLP serves as independent registered public accounting firm for the Fund’s audits, audits the annual financial statements of the Fund, prepares and/or reviews the Fund’s federal and state tax returns and assists the Fund on matters of accounting and federal and state income taxation.

Legal Counsel	Katten Muchin Rosenman LLP serves as legal counsel to the Trust and the Fund.

Distributor	The Fund has no distributor and distributes its own shares. Fund shares are only available through “wrap fee” programs or investment advisory programs sponsored the Adviser, M.D. Sass or their affiliates or by sponsors unaffiliated with the Adviser who have entered into an agreement with Adviser.

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PURCHASES AND REDEMPTIONS

Eligible Investors

Shares of the Fund are offered exclusively to investors in “wrap fee” programs and third party advisory programs approved by the Adviser and to certain advisory clients of the Adviser, M.D. Sass and their affiliates who meet the Fund’s criteria for investors as established by the Adviser. The Fund will accept accounts only from (i) U.S. citizens with a U.S. address, and (ii) resident aliens with a U.S. address and a U.S. taxpayer identification number.

The Fund reserves the right to redeem shares held by or on behalf of a shareholder investing through any wrap fee program or advisory program at the then-current value of such shares (which will be paid promptly to the shareholder) if the wrap program or advisory program sponsor is no longer approved by the Adviser. The applicable program sponsor will receive advance notice of any such mandatory redemption. Similarly, the Fund may redeem the shares of any shareholder who no longer participates in an approved wrap program or advisory program (for example, by withdrawing from the program). The Fund also reserves the right to redeem any shareholder for whom the Adviser or one of its affiliates ceases to act as investment adviser. In addition, the Fund reserves the right to redeem any shareholder if the shareholder’s continued investment in the Fund becomes inconsistent with the Fund’s policies, as established by the Adviser.

Calculation of Share Price and Redemption Payments

When Fund shares are purchased or redeemed, the price that is paid or received is equal to the next succeeding net asset value (“NAV”) of the shares (without any sales charges or other fees) calculated after such purchase or redemption order is placed. NAV is determined as of the close of regular trading (the “NYSE Close”) on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced”.

Purchase and redemption orders received by the Transfer Agent prior to the NYSE Close on a particular day will be effected at that day’s NAV. An order received after NYSE Close on a particular day will be effected at the NAV determined at the next succeeding NYSE Close.

The Fund does not calculate NAV or process purchase or redemption orders on days when the New York Stock Exchange is closed. If a purchase or redemption order is made on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open at the NAV on such succeeding day.

Opening an Account

Wrap program or third party investment advisory program sponsors on behalf of their customers and eligible clients of the Adviser, M.D. Sass and their affiliates may open an account by submitting an executed Client Agreement and mailing a copy to M.D. Sass Tax Advantaged Bond Strategies, L.L.C. at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699. A Client Agreement may be obtained by calling

1-800-    -            .

In order to help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions

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(including registered investment companies) to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, except concerning accounts opened through wrap fee programs (under which such program’s sponsor, and not the Fund, has such responsibility), the Fund must obtain the following information for each person who opens a new account: name; date of birth (for individuals); residential or business street address; and social security number, taxpayer identification number, or other identifying number. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive this minimum identifying information.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities, including personal information about the authorized signatories for those corporations and entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Purchase and Redemption Procedures	There are no maximum or minimum investment requirements, although the Fund reserves the right to create such requirements in the future in its sole discretion. The broker-dealer acting on behalf of an eligible client must submit a purchase or redemption order to the Transfer Agent through an appropriate clearing agency (e.g., the National Securities Clearing Corporation - Fund/SERV).

Other Purchase and Redemption Information

Purchases of Fund shares normally may be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued.

The Fund reserves the right, in its sole discretion, to suspend the offering of its shares or to reject any purchase order.

Redemption proceeds will ordinarily be sent by wire. Redemption proceeds will normally be wired within one business day after the redemption request, but may take up to seven days. Redemption proceeds on behalf of shareholders who are no longer eligible to invest in the Fund may receive their redemption proceeds by check sent by their former wrap or advisory program sponsor. See “Eligible Investors” above.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Fund may delay redemption payments for more than seven days, as permitted by law.

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While the Fund presently does not anticipate redeeming shares in kind, in consideration of the best interests of the remaining investors, subject to the election discussed below and to the extent permitted by law, the Fund reserves the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. When shares are redeemed in kind, the investor should expect to incur transaction costs upon the disposition of the securities received in the distribution. An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period the lesser of (a) $250,000 and (b) one percent (1%) of the Fund’s NAV at the beginning of such period.

Policy on “Market Timing”

In general, the practice of “market timing,” which includes short-term or excessive trading of mutual fund shares and other abusive trading practices, may have a detrimental effect on a mutual fund and its shareholders. Depending upon various factors such as the Fund’s size and the amount of its assets maintained in cash, market timing by Fund shareholders may dilute the value of Fund shares for long-term shareholders, interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and harm the performance of the Fund.

The Fund is designed to be an investment for wrap accounts, third party investment advisory programs and certain advisory clients of the Adviser and its affiliates, which may invest in individual securities and other investments in addition to Fund shares. While the Fund discourages excessive short-term trading that may be detrimental to the Fund and its shareholders, Fund shares may appropriately be purchased or redeemed for wrap accounts and advisory program accounts on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or accommodate reductions in account size. The Fund is managed in a manner that is consistent with its role in such wrap and advisory accounts. Because all purchase and redemption orders are initiated by the sponsors of such wrap and advisory accounts, wrap or advisory account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in Fund shares. The Board of Trustees does not believe that the Fund will be unduly exposed to the abusive short-term trading in its shares because of the nature of the Fund’s shareholders as participants in wrap or advisory accounts and the nature of the Adviser’s investment strategy. Consequently, the Board has not imposed a redemption fee.

The Board has adopted the following policies with respect to abusive and frequent purchases and redemptions of Fund shares:

Right of Purchase Refusal. The Fund reserves the right to suspend or change the terms of purchasing shares. The Fund reserves the right to refuse or limit any purchase order for any reason, including if the transaction is not deemed to be in the best interests of the Fund’s other shareholders or possibly disruptive to management of the Fund.

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Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases in the accounts. In its discretion, the Fund may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of all shareholders. The Fund also reserves the right to notify financial intermediaries of your trading activity. Because the Fund will not always be able to detect market timing activity, investors should not assume that the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker or fee-based program sponsor maintains the record of the Fund’s underlying beneficial owners.

NAV Recalculation. Additionally, in order to prevent market timing the Board of Trustees may elect to recalculate the Fund’s NAV during a period when the New York Stock Exchange is closed. See “How Fund Shares are Priced.”

HOW FUND SHARES ARE PRICED

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices or, if no sales are reported, based on quotes obtained from pricing services, a quotation reporting system or established market makers. Certain securities or investments for which daily market quotations are not readily available are valued pursuant to policies and procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 or fewer days are generally valued at amortized cost. Swaps may be valued based on prices supplied by counterparties or other dealers. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

For purposes of calculating the NAV, the Fund normally uses pricing data for securities as of the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income securities are normally priced as of the close of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV already determined.

In unusual circumstances, the Fund may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

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To prevent “market timing” strategies or for other reasons, the Board of Trustees may elect to recalculate the Fund’s NAV during a period when the New York Stock Exchange is closed. The use of fair value pricing by the Fund indicates that a market price is generally unavailable, and in such situations the Board of Trustees (or a person acting at the Board’s direction) will estimate the value of such security using available information. In such situations, the values assigned to such securities may not necessarily represent amounts that might be realized.

FUND DISTRIBUTIONS AND TAX CONSEQUENCES

Fund Distributions

The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on the shares the day after the Fund receives your purchase payment. Dividends are paid monthly on the last business day of the month.

In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders investing in the Fund no less frequently than annually.

You may elect either (i) to receive dividend and capital gain distributions in cash, or (ii) to reinvest your dividend and capital gain distributions in additional shares of the Fund. If you do not make an election, all distributions will be reinvested in additional shares of the Fund.

Tax Consequences

The following table summarizes the tax effects of certain transactions relating to the Fund:

Transaction	Federal tax status
Redemption of shares	Usually capital gain or loss; long-term capital gain only if shares owned more than one year

Exempt-interest dividends	Exempt from regular federal income tax, but may be subject to federal alternative minimum tax

Capital gain dividends	Long-term capital gain

Other dividends	Ordinary income

Dividends are taxable under the rules discussed below whether paid in cash or reinvested in Fund shares.

To the extent that the dividends distributed by the Fund are from municipal bond interest income, they are exempt from regular federal income tax, but (for certain shareholders or in the case of certain exempt-interest dividends) may be subject to federal alternative minimum tax, or may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Exempt-interest dividends also may be subject to state and local income tax. Dividends paid by the Fund from taxable ordinary income and short-term capital gains are taxable as ordinary income. Such dividends will not qualify for taxation at preferential federal

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income tax rates (for non-corporate shareholders) or for the dividends-received deduction (for corporate shareholders). Capital gain dividends are taxable to you as long-term capital gains regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a dividend because, unless the dividend is an exempt-interest dividend, it will be taxable to you even though it may represent a return of a portion of your investment.

After the end of each year, the Fund will provide you with information about the dividends you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your taxable dividends and redemption proceeds.

If you redeem Fund shares, you will be treated as having sold your shares, and any gain realized by you on the redemption will be subject to tax. If you hold Fund shares for six months or less, any loss realized by you on the disposition will be disallowed to the extent of the exempt-interest dividends paid to you with respect to such shares. To the extent that your loss is not disallowed, it will be treated as a long-term capital loss to the extent of any capital gain dividends paid to you with respect to such shares.

Because each shareholder’s circumstances are different, you should consult your tax adviser about an investment in the Fund, including as to state and local taxes. Please see the SAI for additional information concerning the tax aspects of this investment.

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CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

This section provides additional information about some of the principal investments and related risks of the Fund described under “Risk/Return Summary – Summary of Principal Investment Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the Trust can decide whether or not to use them. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. Similarly to the way that investors in any mutual fund rely on such fund’s investment advisers, investors in the Fund rely on the professional investment judgment and skill of the Adviser. Please see “Investment Objectives and Policies” in the SAI for more detailed information about securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Securities Selection

In selecting securities for the Fund, the Adviser uses a highly quantitative process based on the proprietary models M.D. Sass has developed over a number of years. In implementing this process, the Adviser identifies, measures and adjusts interest rate and credit risk in the portfolio while working to add value over an index-type total return. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Adviser’s outlook for the U.S. economy, the financial markets and other factors.

The Adviser attempts to identify sectors of the government and municipal securities markets that are undervalued relative to the rest of the market, taking advantage of the relationship inefficiencies between very high quality municipal bonds and, on occasion, between the tax-exempt and U.S. Government bond markets. Once investment opportunities are identified, the Adviser shifts assets among sectors depending upon changes in relative valuations and credit spreads.

There is no guarantee that the Adviser’s security selection techniques will produce the desired results.

Municipal Securities	The Fund normally will invest in high quality Municipal Securities, rated A or higher by Moody’s, S&P or Fitch (or, in unrated securities of comparable quality as determined by the Adviser), with at least 80% rated AA or higher (or, in unrated securities of comparable quality as determined by the Adviser). A significant amount of the Fund’s Municipal Securities investments consists of either general obligations for which the taxing power of the issuer is the source of repayment, or tax anticipation notes or other obligations the repayment of which is entirely dependent on the collection of revenues or excise taxes by the issuing authority. In the event that special revenues backing such obligations are not received, the Fund will have no recourse against the issuer or any other party for repayment of such obligations. While the Adviser will attempt to monitor carefully the credit ratings of general obligation issuers, there is the risk that an issuer of such obligations could become insolvent and default on the obligations. In

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such case, the Fund would be a creditor of the issuer and would likely not achieve full payment of principal and interest on the obligations. Additionally, Municipal Securities, in many instances, are issued with credit support provided by a third party, such as a bank issuing letters of credit or an insurer issuing bond insurance that effectively guarantees the payment of principal and/or interest on such Municipal Securities when due. For Municipal Securities receiving the benefit of third-party credit support, the ratings on such securities are derived principally from the creditworthiness of the third-party credit support provider. If the credit support provider’s creditworthiness declines, the credit rating of the underlying Municipal Security and its value may be adversely affected.

Municipal Securities generally are issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal Securities are subject to risks, including interest rate, credit and market risks. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated Municipal Securities are subject to greater credit and market risk than higher quality Municipal Securities. The types of Municipal Securities in which the Fund may invest include municipal lease obligations.

The Fund may invest in residual interest bonds, which are created by depositing Municipal Securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one a variable rate security and the other a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Treasury and Agency Securities	Treasury and Agency Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. Treasury and Agency Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Treasury Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities. Most Agency Securities issued by government-sponsored enterprises (and not by the U.S. Treasury), such as mortgage-backed securities issued by Freddie Mac, Fannie Mae and the FHLB, are not backed by the full faith and credit of the U.S. Government and involve credit risk.

Variable and Floating Rate Securities	Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments (“floaters”). While floaters provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

Credit Ratings	Rating agencies are private services that provide ratings of the credit quality of fixed income securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by

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Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

When-Issued, Delayed Delivery and Forward Commitment Transactions	The Fund may purchase securities on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has designated to cover these positions.

Swap Agreements and Other Derivative Instruments	The Fund may engage in swap transactions (including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps), and may also invest in other types of derivative instruments. Payments made pursuant to swap agreements may be highly volatile. The prices of all derivative instruments are highly volatile as well.

Portfolio Turnover	Changes in the securities held by the Fund are known as “portfolio turnover.” The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly higher transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Temporary Defensive Strategies	For temporary or defensive purposes, the Fund may invest without limit in short-term money market securities and other short-term investments when the Adviser deems it appropriate to do so. When the Fund engages in such strategies, it may not achieve its investment objective.

Portfolio Holdings	A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Trust’s SAI under the caption “Portfolio Transactions and Brokerage – Disclosure of Portfolio Holdings,” and on the Fund’s website at www.[ ].com.

Changes in Investment Objective and Policies	The investment objective of the Fund and the principal investment strategy of the Fund as stated in the first paragraph of “Risk/Return Summary – Principal Investment Strategies” are fundamental investment policies and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Fund may be changed by the Board of Trustees without the approval of the shareholders.

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Percentage Investment Limitations	Unless otherwise stated, any percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.

Geographic Concentration	No more than 25% of the Fund’s assets may be invested in obligations of any one state and its political subdivisions and authorities. However, to the extent the Fund invests up to 25% of its assets in obligations of any one state, the Fund would be subject to economic risks related to that state.

Other Investments and Techniques	The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

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FINANCIAL HIGHLIGHTS

Because the Fund is a new fund, there is no financial information included in this Prospectus for the Fund. You may request this information, when it becomes available, at no charge by calling the Fund at 1-800-    -            . The financial statements of the Fund will be included in the Fund’s Annual and Semi-Annual reports to shareholders. You may request a copy of the Fund’s Annual and Semi-Annual reports once they become available at no charge, by calling the Fund at 1-800-    -            .

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PRIVACY POLICY

The following notice does not constitute part of the Prospectus, nor is it incorporated into the Prospectus.

The Fund, its affiliates or agents may, in the course of conducting business, obtain nonpublic information about you from several sources. These sources may include, but are not limited to:

•	Information received about you on account applications or other forms

•	Information you give verbally

•	Transactions with the Fund

The Fund and its affiliates will not disclose any nonpublic information about an investor without the investor’s prior authorization, except as permitted by law or if compelled to do so by a government agency. The Fund limits access to account information to those agents of the Fund who need to know that information in order to provide service to our investors, and the Fund has security practices and procedures in place to guard your nonpublic information in accordance with the policy. The Board of Trustees or the Fund, and their respective agents and affiliates, may also disclose information to third parties, including, but not limited to, custodians and transfer agents, to facilitate their providing their services.

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APPENDIX A: DESCRIPTION OF SECURITIES RATINGS

The Fund’s investments may differ in quality, from securities rated in the lowest category that the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Corporate and Municipal Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper).

Investment Grade Corporate and Municipal Debt Securities are those rated in one of the four highest rating categories.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa3 by Moody’s or BBB- by S&P and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc. Corporate and Municipal Bond Ratings

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of credit risk.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

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Standard & Poor’s and Fitch’s Corporate and Municipal Bond Ratings

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

S&P and Fitch ratings from AA to CCC (not described here) may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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SUMMARY OF SERVICE PROVIDERS

INVESTMENT ADVISER:	M.D. Sass Tax Advantaged Bond Strategies, L.L.C. 1185 Avenue of the Americas – 18th Floor New York, NY 10036-2699

CUSTODIAN AND ACCOUNTING AGENT:	Investors Bank & Trust Company 200 Clarendon Street Boston, MA 02116

FUND ADMINISTRATOR:	Investors Bank & Trust Company 200 Clarendon Street Boston, MA 02116

TRANSFER AGENT:	Boston Financial Data Services, Inc. Two Heritage Drive North Quincy, MA 02171

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116-5072

LEGAL ADVISORS:	Katten Muchin Rosenman LLP 575 Madison Avenue New York, NY 10022

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The Trust’s Statement of Additional Information (SAI) contains additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means that for legal purposes it is part of the Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and annual and semi-annual reports are available upon request at no charge to you. To obtain a copy of the SAI, annual report, semi-annual report, to obtain other information, or to make a shareholder inquiry:

Telephone (toll-free):	800- -
U.S. mail:	M.D. Sass Tax Advantaged Bond Strategies, L.L.C.
1185 Avenue of the Americas, 18th Floor
New York NY 10036-2699

E-mail:	mdsass@mdsass.com

Internet:	http://www.[ ].com

You may review and obtain copies of Fund documents at the SEC’s public reference room in Washington DC. Information on the operation of the public reference room is available from the SEC at (202) 942-8090. You also may obtain copies of Fund documents on the EDGAR database on the SEC’s website at http://www.sec.gov or, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington DC 20549-0102 or via email to publicinfo@sec.gov. Please refer to the Fund’s Investment Company Act file number in your correspondence.

The Fund’s Investment Company Act file number is: 811-21932

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M.D. SASS TAX ADVANTAGED BOND STRATEGY TRUST

TAX ADVANTAGED BOND STRATEGY: 3-7 YEAR FUND

STATEMENT OF ADDITIONAL INFORMATION

                        , 2006

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the Prospectus (“Prospectus”) of the Tax Advantaged Bond Strategy: 3-7 Year Fund (the “Fund” or “TABS: 3-7”), as supplemented from time to time, that is dated the same date as this SAI, and incorporates by this reference the Prospectus in its entirety.

Since this SAI is not itself a prospectus, no investment in shares of TABS: 3-7 should be made solely upon the information contained in this SAI. Copies of the Prospectus and Annual or Semi-Annual Reports may be obtained free of charge at the address and telephone number listed below.

M.D. Sass Tax Advantaged Bond Strategies, L.L.C.

1185 Avenue of the Americas – 18th Floor

New York, NY 10036-2699

1-800-    -

i

THE TRUST

M.D. Sass Tax Advantaged Bond Strategy Trust (the “Trust”) was organized in May 2006 and is an open-end management investment company (“mutual fund”), of which the Fund, which is itself a diversified open-end management investment company, is the sole series. The Trust is registered as an investment company with the Securities and Exchange Commission (“SEC”).

INVESTMENT OBJECTIVES AND POLICIES

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may employ other investment practices and may be subject to additional risks which are described below. Certain strategies and/or risks described below may not apply to the Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, by the investment restrictions under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, the Fund may engage in each of the practices described below.

The Fund’s investment adviser, M.D. Sass Tax Advantaged Bond Strategies, L.L.C. (the “Adviser”), which is controlled by M.D. Sass Investors Services, Inc. (“M.D. Sass”), is responsible for the day-to-day portfolio management of the Fund, as well as certain of the Fund’s business affairs.

Municipal Securities

The Fund may invest in investment-grade debt obligations as well as other securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“Municipal Securities”).

Municipal Securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Securities that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Internal Revenue Code of 1986, as amended (the “Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

The Fund may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Fund will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other Municipal Securities.

The Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. The Fund may not invest more than 15% of its net assets in illiquid securities.

Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. The Fund will not invest more than 5% of its net assets in municipal warrants.

The Fund may invest in Municipal Securities with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Fund may invest in Residual Interest Bonds (“RIBS”), which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. RIBS have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by the Fund’s investment objectives and general investment policies, the Fund, without limitation, may invest in RIBS.

The Fund also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Municipal Securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell municipal bonds due to changes in the Adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Securities typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Securities at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s Municipal Securities in the same manner.

Treasury and Agency Securities

Treasury and Agency Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government Mortgage Association (“Ginnie Mae” or “GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Fannie Mae, formerly known as Federal National Mortgage Association (“Fannie Mae” or “FNMA”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association (“Sallie Mae” or “SLMA”), are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury Securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon a specified interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, often monthly or quarterly. While floaters provide the Fund with a certain degree of protection against rises in interest rates because of the interest rate reset feature, a Fund will be affected by any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See

“Mortgage Pass-Through Securities.” The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Such other mortgage-related securities may be securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. Consistent with the Fund’s investment objectives and policies, the Adviser also may invest in these other types of asset-backed securities.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may create the effect of leverage.

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Inflation-Indexed (or Inflation-Linked) Bonds

Inflation-indexed bonds are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury inflation-indexed securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Derivative Instruments

In pursuing its investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements and securities indexes, and enter into interest rate, and index futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. The Fund also may enter into swap agreements with respect to interest rates, securities and indexes of securities. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates and security indexes.

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; Ginnie Mae Certificates; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options, as specified for the Fund in the Prospectus or this Statement of Additional Information. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options. In general, the Fund intends to enter into positions in futures contracts and related options only for “bona fide hedging” purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Fund’s net assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. The Fund may also enter into options on swap agreements (“swap options” or “swaptions”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. The Fund does not intend to enter into short sales if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund’s assets. This percentage may be varied by action of the Trustees. The Fund will engage in short selling to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and rules and interpretations thereunder.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker-dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser will monitor the creditworthiness of the counterparties.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 of the Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction the Fund sells a mortgage-related security, such as a security issued by Ginnie Mae, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

The Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Warrants to Purchase Securities

The Fund may invest in or acquire warrants to purchase fixed income securities. Bonds may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Subject to the Fund’s limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Investment in Other Investment Companies

The Fund may invest up to 10% of its total assets in securities of other investment companies, such as money market funds. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, the Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund. By investing in the Fund, a shareholder will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Fund’s investment objective and its principal investment strategy, as described in the Prospectus, and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the Fund without shareholder approval by vote of a majority of the outstanding voting securities of the Fund. Under the investment restrictions, the Fund may not:

(1) borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(2) concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(3) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein, and the Fund may acquire real estate pledged as security for securities it has purchased in the event of a default on such securities and may hold or sell such real estate acquired;

(4) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

(5) make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(7) under normal circumstances, except as otherwise stated in the Prospectus or this Statement of Additional Information, invest less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of Municipal Securities, Treasury Securities and Agency Securities; or

(8) with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities of other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Securities.

Non-Fundamental Investment Restrictions

The Fund is also subject to the following non-fundamental restrictions (which may be changed without shareholder approval):

(A) Under normal circumstances, the Fund shall invest in high quality Municipal Securities, rated A or higher by Moody’s Investor Services, Inc., Standard & Poor’s or Fitch, Inc. (or, in unrated securities of comparable quality as determined by the Adviser), with at least 80% rated AA or higher (or, in unrated securities of comparable quality as determined by the Adviser).

(B) Under normal circumstances, the Fund shall maintain an average portfolio duration of four years, although that duration may vary between three and five years;

(C) No more than 25% of the Fund’s assets shall be invested in obligations of any one state and its political subdivisions and authorities;

(D) The Fund shall not purchase equity securities;

(E) The Fund shall not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement of Additional Information;

(F) The Fund may not invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that the Fund has purchased, securities or other liquid assets being used to cover such options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees);

(G) The Fund shall not invest more than 5% of its net assets in municipal warrants;

(H) The Fund shall not enter into any swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets;

(I) The Fund may invest up to 10% of its total assets in securities of other investment companies to the extent permitted by the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time; and

(J) The Fund shall not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

Other Information Regarding Investment Restrictions

For purposes of these policies, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated in the Prospectus, above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Fund at market value. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Currently, under the 1940 Act, the Fund generally is permitted to engage in borrowings subject to the restrictions of applicable law and the provisions of the Prospectus and this Statement of Additional Information. To the extent the Fund covers its commitment under a reverse repurchase agreement or other derivative instrument by the segregation of assets determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the Fund’s limitations on borrowings.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order or interpretation of the SEC.

The Fund’s industry concentration policy does not apply to Treasury or Agency Securities (each as defined in the Prospectus) or repurchase agreements with respect thereto.

The phrase “shareholder approval,” as used in the Prospectus and this Statement of Additional Information, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its Bylaws and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Trustees and officers of the Trust, their ages, the position they hold with the Trust, their length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o M.D. Sass Tax Advantaged Bond Strategies, L.L.C., 1185 Avenue of the Americas – 18th Floor, New York, New York 10036-2699.

NAME AND AGE	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTO- RSHIPS HELD BY TRUSTEE
Independent Trustees:

, Age	Trustee and Chairman of the Board

, Age	Trustee

, Age	Trustee

Interested Trustees:

Hugh Lamle(2), Age 60	Trustee, President & Principal Executive Officer	Since 5/2006	Principal, President & Director of the Adviser, M.D. Sass, M.D. Sass Associates, Inc. (“MDSA”) & M.D. Sass Management, Inc. (“MDSM”); President of Resurgence Asset Management, L.L.C. (“RAM”), Resurgence Asset Management International, L.L.C. (“RAMI”), & Re/Enterprise Asset Management, L.L.C. (“Re/Enterprise”); Vice President & Director of Corporate Capital Consultants Corp. (“CCCC”) & CCC Resources, Inc. (“CCCR”); President of M.D. Sass Financial Strategies Management Company, L.L.C. (“Strategies Company”) & M.D. Sass Financial Strategies GP, L.L.C. (“Strategies GP”); formerly principal of Real Estate Capital Partners, L.P.; Public Board Member of New York Board of Trade, including member of Audit, Finance, Compensation & Ethics Committees.	1	None

NAME AND AGE	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTO- RSHIPS HELD BY TRUSTEE
Other Officers:

Martin Sass, Age 64	Chief Executive Officer (“CEO”)	Since 5/2006	Principal, Chairman, Director & CEO of the Adviser, M.D. Sass, MDSA & MDSM; Chairman & CEO of RAM, RAMI, Re/Enterprise, Strategies Company & Strategies G.P.; Chairman of CCCC & CCCR.	N/A	N/A

James Evans, Age 46	Senior Vice President	Since 5/2006	Senior Vice President & Senior Portfolio Manager – Tax-Exempt Fixed Income of the Adviser, M.D. Sass & MDSA.	N/A	N/A

Robert Salmon, Age 58	Senior Vice President	Since 5/2006	Executive Vice President and Chief Operating Officer of the Adviser, M.D. Sass, MDSA & MDSM.	N/A	N/A

Robert Francess, Age 34	Treasurer & Principal Financial Officer	Since 5/2006	Senior Vice President & Chief Financial Officer of the Adviser, M.D. Sass, MDSA, MDSM & RAM; formerly Controller of M.D. Sass.	N/A	N/A

NAME AND AGE	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTO- RSHIPS HELD BY TRUSTEE
Bobby Liu Age 34	Secretary and General Counsel	Since 5/2006	General Counsel & Vice President of the Adviser, M.D. Sass, MDSA, MDSM & Strategies Company; formerly General Counsel of Och-Ziff Capital Management Group; formerly associate attorney of Cleary, Gottlieb, Steen & Hamilton.	N/A	N/A

Susan Garrison Hickey, Age 58	Chief Compliance Officer	Since 5/2006	Vice President & Associate General Counsel of the Adviser & M.D. Sass; formerly Vice President & General Counsel of Brean Murray & Co., Inc.	N/A	N/A

(1)	Under the Trust’s Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement.
(2)	Mr. Lamle is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Adviser and M.D. Sass.

Committees of the Board of Trustees

Audit Committee. The Trust has a standing Audit Committee that consists of all of the Independent Trustees. The Audit Committee reviews both the audit and non-audit work of the Trust’s independent public accountant, submits a recommendation to the Board as to the selection of an independent public accountant, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian.

Valuation Committee. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of all of the Trust’s Board members, as well as James Evans, Robert Salmon and Robert Francess.

Nominating Committee. The Trust also has a Nominating Committee, composed of all Independent Trustees, that is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders.

Proxy Voting Committee. All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser or an affiliated person of the Fund or its investment adviser, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary.

Beneficial Equity Ownership Information

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of                     , 2006.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

	None	None

	None	None

	None	None

Hugh Lamle	$50,001-100,000*	$50,001-100,000*

*	Mr. Lamle, as a control person of the Adviser and M.D. Sass, is deemed under SEC rules to beneficially own the shares of the Trust beneficially owned by the Adviser and M.D. Sass.

Ownership of Fund Affiliated Entities

Set forth in the table below is information regarding each independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Adviser and any entity controlling, controlled by or under common control with the Adviser (not including registered investment companies), as of                     , 2006.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

Except as disclosed above, no independent Trustee or immediate family member has during the two most recently completed calendar years had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser or its affiliates (other than the Trust). As stated in the Prospectus and elsewhere herein, the Fund has no distributor. Additionally, no independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

•	the Fund;

•	an officer of the Fund;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Fund;

•	an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Fund;

•	the investment adviser or principal underwriter of the Fund;

•	an officer of the investment adviser or principal underwriter of the Fund;

•	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Fund; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Fund.

Compensation

The following table sets forth information regarding compensation expected to be received by Trustees for the fiscal year ended December 31, 2006:

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM TRUST(1)		PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES		ESTIMATED ANNUAL BENEFITS UPON RETIREMENT		TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES(1)

, Trustee and Chairman of the Board	$		$		$		$

, Trustee	$		$		$		$

, Trustee	$		$		$		$

Hugh Lamle, Trustee		None		None		None		None

(1)	Figures are estimates for the fiscal year ending December 31, 2006.

Subject to an annual minimum of $7,000 and maximum of $50,000, each Trustee, other than those affiliated with the Adviser or its affiliates, receives annual compensation from the Fund of 1/3 of one basis point of the Fund’s NAV (.003%) plus reimbursement of related expenses. The Trust pays no compensation to its officers.

Code of Ethics

The Trust and the Adviser have adopted a combined code of ethics under Rule 17j-1 of the 1940 Act and Rule 204-1 under the Investment Advisers Act of 1940 (the “Advisers Act”), respectively. This code permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Trust. Copies of the Trust’s and the Adviser’s Code of Ethics is included in Appendix A attached to this SAI.

Proxy Voting Policies and Procedures

The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act, which Proxy Policy is attached to this SAI as Appendix B. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of the Adviser, on behalf of the Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Fund and its shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, the Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. The Adviser may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

The Adviser will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. The Adviser will review each proxy to determine whether there may be a material conflict between the Fund’s shareholders, on the one hand, and the Adviser or an affiliated person of the Fund or the Adviser, on the other. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, the Adviser will seek to resolve any such conflict in accordance with the Proxy Policy. The Adviser seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the Fund. If a material conflict of interest should arise, the Adviser will seek to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) convening the Proxy Voting Committee of the Board to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board that the Fund engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Information about how the Fund voted proxies relating to portfolio securities held during the period from commencement of operation of the Fund as a registered investment company through June 30, 2007 will be available no later than August 31, 2007 without charge, upon request, by calling the Trust at 1-800-    -             and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy and the factors that the Adviser may consider in determining how to vote proxies for the Fund are available by calling the Trust at 1-800-    -             and on the SEC’s website at http://www.sec.gov.

Investment Adviser

The Adviser, a Delaware limited liability company that is controlled by M.D. Sass, serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Advisory Agreement”) between the Adviser and the Trust. The Adviser is located at 1185 Avenue of the Americas – 18th Floor, New York, New York 10036-2699. M.D. Sass is controlled by Martin Sass and Hugh Lamle. As of March 31, 2006, the Adviser and its affiliates, including M.D. Sass, managed approximately $4 billion utilizing tax advantaged bond strategies and acted as investment advisers to a broad array of clients, including pension and profit-sharing plans, institutions, major corporations and high net worth individuals.

The Adviser is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage.” The Adviser also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

The Adviser also furnishes the Fund with office space facilities required for conducting the business of the Fund, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with the Adviser.

The Adviser is entitled to receive a monthly investment advisory fee from the “wrap fee” programs and investment advisory programs sponsored by the Adviser, M.D. Sass and their affiliates and by third parties unaffiliated with the Adviser that have entered into agreements with the Adviser for this purpose at an annual rate of 0.25% based on average daily net assets of the

Fund. Pursuant to the Advisory Agreement and certain other agreements with service providers of the Trust, the Adviser has agreed not to receive any fee from the Fund, and has also agreed to pay directly or otherwise assume certain other expenses (excluding interest, taxes, brokerage commissions and fees and extraordinary expenses) of the Fund, if necessary, so that “Total Annual Fund Operating Expenses” of the Fund for the fiscal year ending December 31, 2006 and each fiscal year thereafter for the term of the Advisory Agreement will be $0. See “Advisory Agreement” below. The sponsors of wrap fee programs and third party and Adviser affiliated advisory programs will charge those programs’ respective participants fees, and the calculation of such fees includes a valuation of the net asset value of shares of Fund shares held for such participants under such programs. A portion of the wrap fee program or advisory program fees will be paid to the Adviser as the Adviser’s monthly advisory fee for managing the Fund.

Advisory Agreement

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the Fund in accordance with applicable laws and regulations. The investment advisory services of the Adviser to the Trust are not exclusive under the terms of the Advisory Agreement. The Adviser is free to, and does, render investment advisory services to others.

Following the expiration of the two-year period commencing with the effectiveness of the Advisory Agreement, the Advisory Agreement will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

The Advisory Agreement was approved by the shareholders of the Trust and the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of such parties (“Independent Trustees”), at a meeting held on                     , 2006. In determining whether to approve the Advisory Agreement, the Trustees considered information reasonably necessary to evaluate its terms from a number of sources including materials provided by the Adviser. Among the information considered were:

•	the fees and expenses to be paid by the Fund and by comparable funds;

•	the costs of providing these services, the expense limitation provisions of the Advisory Agreement (pursuant to which the total annual operating expenses of the Fund will be absorbed by the Adviser);

•	the profitability of the Adviser’s relationship with the Fund;

•	the nature, quality and extent of services provided under the Advisory Agreement, and the Adviser’s investment strategies for managing the Fund;

•	the terms of the Trust’s Administration Agreement and the fees paid and services provided to the Administrator and Transfer Agent (as defined in “Other Service Providers”);

•	the relationships among the Adviser and its affiliates, including any collateral benefits received by the Adviser or its affiliates due to the Adviser’s relationship with the Fund (e.g., the relationship with sponsors of “wrap fee” programs and investment advisory programs for which the Fund is an investment option); and

•	the Adviser’s representations concerning its staffing, capabilities and methodologies applied in managing the Fund, including the importance of retention of personnel with relevant portfolio management experience, as well as potential economies of scale involved in the relationship and related potential benefits to the Fund.

In reviewing the nature, quality and extent of services to be provided by the Adviser, the Trustees noted that, in addition to the investment advisory services to be provided to the Fund, the Adviser will provide certain administrative services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In addition, the Trustees, based on their discussions with the Adviser, also focused on the anticipated role of senior management in the day-to-day operations of the Fund and on the quality of the compliance and administrative staff at the Adviser. Moreover, the Trustees noted the Adviser’s ability to attract quality and experienced personnel to manage the Fund and its continuing efforts to expand its capabilities. In considering the fees and estimated expenses of the Fund in comparison to the fees and expenses of funds with similar characteristics, the Trustees noted that the advisory fee rate was at the average for the group. The Trustees noted the Adviser’s irrevocable commitment not to receive any fees and reimbursement expenses.

Upon completion of the Board’s review and discussion, the Trustees concluded that the investment advisory fee arrangement with the Adviser under the Advisory Agreement is fair and reasonable in light of the services provided to the Fund, and approved the Advisory Agreement between the Trust and the Adviser for an initial two-year period.

Portfolio Managers

Other Accounts Managed. The following tables provide additional information about other portfolios or accounts managed by the Fund’s portfolio manager primarily responsible for the day-to-day management of the Fund, as of May 31, 2006.

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
James Evans	0	$0	4	$146	76	$4,102

Brian Barney	0	0	3	113	76	4,102

Philip Tartaglia	0	0	3	113	76	4,102

George Miller	0	0	4	146	76	4,102

Jonathan Rocafort	0	0	3	113	76	4,102

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
James Evans	0	$0	1	$33	0	$0

Brian Barney	0	0	0	0	0	0

Philip Tartaglia	0	0	0	0	0	0

George Miller	0	0	1	33	0	0

Jonathan Rocafort	0	0	0	0	0	0

Material Conflicts Of Interest. Material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager.

Portfolio Managers may experience certain conflicts of interest in managing the Fund’s investments, on the one hand, and the investments of other accounts, on the other. For example, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. The Adviser has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. The Adviser’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple accounts may give rise to potential conflicts of interest, particularly if the Fund and other accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, which may constitute a conflict with the interest of the Fund. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by giving portfolio managers substantial resources to assist and support them in carrying out their duties. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

The Adviser does not receive a performance fee for its management of the Fund. The Adviser and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Fund – for instance, those that pay a performance fee. The policies of the Adviser, however, require that portfolio managers treat all accounts they manage equitably and fairly.

The Adviser has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in the Adviser’s reasonable judgment, such aggregation is reasonably likely to result generally in lower transaction costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Fund and clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Fund. One potential conflict may arise if a portfolio manager were to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. The Adviser’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s investment activities by requiring prior written approval of certain securities transactions from the Adviser’s Chief Compliance Officer.

Compensation. The following describes the structure and approach to determining the compensation of the portfolio managers as of June 2006.

M.D. Sass and the Adviser believe that portfolio manager compensation should be focused on delivering strong and consistent long-term investment performance. The compensation that M.D. Sass and the Adviser paid to Messrs. Evans, Barney, Miller, Rocafort and Tartaglia, respectively, with respect to their services in managing the Fund and other accounts is structured as follows:

Compensation Program.

The elements of total compensation for portfolio managers are base salary, annual incentive-based compensation, profit sharing and other benefits. Portfolio manager compensation is not directly tied to assets under management; however, a portfolio manager’s compensation may take into consideration the amount of assets for which the manager is responsible. The Adviser has balanced the components of compensation to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. While portfolio manager compensation levels may fluctuate – both up and down – with various factors, including the relative investment performance of the portfolios that they manage, their compensation is not based on a formulaic application of relative investment performance, but rather takes into consideration factors outside of portfolio performance, such as their contribution to the development of both the Tax Advantaged Bond Strategy product and the firm.

Base Salary.

Base salary is based on various factors including education, professional certifications, industry experience, firm experience, job performance and market considerations. While base salaries are generally reviewed annually, they may also be fixed amounts for senior portfolio managers. Under the Adviser’s approach, like that of many asset management firms, base salaries can represent a small portion of a portfolio manager’s total compensation. Bonus, which is discussed further below, is a substantial portion of a portfolio manager’s total compensation, and can be substantially in excess of base salary. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation.

The Adviser believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

The Adviser’s incentive based compensation program for portfolio managers is based on the products and accounts they manage and takes into consideration a number of key factors including: value of assets under management; investment performance relative to appropriate competitors and benchmarks over varying performance periods; trading and execution effectiveness; firm and product profitability; and operational efficiency. A smaller discretionary element of portfolio manager compensation may include consideration of: strategic planning and implementation; client service; growth and market share; compliance and risk management; leadership; and innovation. All factors are considered collectively by the Adviser’s management. Investment performance is the single most important factor in determining incentive compensation. Such performance is measured against both a customized peer group and external benchmarks which, in the case of the Fund, is the Merrill Lynch 3-7 Year Municipal Index, because these represent an appropriate combination of competitive product universes and market results.

Performance-based compensation is distributed to portfolio managers primarily in cash, but may include other forms of compensation.

Other Benefits.

Portfolio managers are also eligible to participate in broad-based plans offered generally to the Adviser’s employees, including broad-based retirement, profit sharing, 401(k), health, and other employee benefit plans.

Ownership of Securities. No portfolio manager beneficially owned any equity securities of the Fund. There are various reasons why a Portfolio Manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the Portfolio Manager. Administrative reasons (such as facilitating compliance with the adviser’s or subadviser’s code of ethics) may also explain why a Portfolio Manager has chosen not to invest in the Fund.

Other Service Providers

Administrator. Investors Bank & Trust Company (the “Administrator”), 200 Clarendon Street, Boston, MA 02116, serves as Administrator to the Fund pursuant to an administration agreement (the “Administration Agreement”) with the Trust. The administrative services provided by the Administrator include but are not limited to: (1) shareholder reporting functions, including preparation of shareholder reports and certain communications, and (2) regulatory compliance, such as preparation of certain reports and filings with the SEC and state securities commissions. The Administrator also provides certain accounting services for the Fund. The Administrator may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between the Administrator and such affiliates. The Adviser (without reimbursement from the Trust or Fund) has agreed to pay the Administrator for the Administrator’s services to the Fund pursuant to the Administration Agreement.

Following its initial three-year term, the Administration Agreement may be terminated by either party at any time on 90 days’ written notice.

Transfer Agent. The Trust has entered into a Transfer Agency and Service Agreement (the “Transfer Agent Agreement”) with Boston Financial Data Services, Inc. (“Transfer Agent”), Two Heritage Drive, North Quincy, MA 02171, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Adviser (without reimbursement from the Trust or the Fund) has agreed to pay the Transfer Agent for the Transfer Agent’s services to the Fund pursuant to the Transfer Agent Agreement.

Custodian and Accounting Agent. Investors Bank & Trust Company (“Custodian and Accounting Agent” or “Custodian”), 200 Clarendon Street, Boston, MA 02117, serves as custodian for the assets of the Fund pursuant to a Custody Agreement with the Trust (the “Custody Agreement”). The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian. The Adviser (without reimbursement from the Trust or Fund) has agreed to pay the Custodian for the Custodian’s services to the Fund pursuant to the Custody Agreement.

Independent Registered Public Accounting Firm. The Trustees have selected the firm of Ernst & Young LLP (“Independent Auditors”), 200 Clarendon Street, Boston, MA 02116-5072, to serve as independent auditors for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation. The Independent Auditors will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany this Statement of Additional Information whenever a shareholder or a prospective investor requests it.

Counsel. Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

DISTRIBUTION OF TRUST SHARES

The offering of the Trust’s shares is continuous. However, the Fund has no distributor and distributes its own shares. Fund shares are only available through “wrap fee” programs and investment advisory programs sponsored by sponsors that are unaffiliated with the Adviser who have entered into an agreement with the Adviser and certain clients of the Adviser and its affiliates.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving the clients’ investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients but not all others for which it might have been suitable. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. The Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Any such cross transactions involving the Fund will be effected in accordance with policies and procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

The Fund will generally purchase or sell fixed income securities in principal trades in dealer markets or with issuers of the securities.

There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Certain agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available. In seeking the most favorable price and execution for the Fund, the Adviser, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

The Adviser will not enter into any soft-dollar arrangements through the use of Fund broker-dealer commissions or otherwise cause the Fund to pay broker-dealers which provide the Adviser with brokerage, research or other services an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting the transaction.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” The Adviser manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover involves correspondingly greater higher transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Presently, the Adviser anticipates that the Fund’s portfolio turnover will be in excess of 100%.

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Disclosure of Portfolio Holdings

The Fund has adopted a policy to limit the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, portfolio holdings information will not be available except on a monthly basis following a 15-day lag. Any holdings information that is released must clearly indicate the date of the information, and that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality, duration and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings. Except where noted below, the Fund’s policy on the sharing of portfolio holdings information applies equally to different categories of persons, including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and affiliated persons of the Fund.

The following are Board of Trustees’ approved exceptions to the general policy on the sharing of portfolio holdings information:

(1)	Disclosure of portfolio holdings posted on the Fund’s website, provided the information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Fund. Presently, there are no entities that receive information pursuant to this exception;

(3)	Disclosure to the Transfer Agent as part of the proxy voting recordkeeping services provided to the Fund (holdings of issuers as of record date for shareholder meetings);

(4)	Disclosure to employees of the Adviser, or to the Fund’s administrator, custodian, fund accounting agent and other service providers, provided that such disclosure is made for bona fide business purposes; and

(5)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board of Trustees.

Other than as indicated in (3) and (4) above, the Fund has no arrangements for the disclosure of nonpublic portfolio holdings information.

With respect to (5) above, approval will be granted only when the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. Notwithstanding the above, there is no assurance that the Fund’s policy on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

Any disclosures of portfolio holdings information by the Fund or the Adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s and the Adviser’ fiduciary duty to shareholders, and the Fund’s code of ethics. The Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, the Adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Adviser or by any affiliated person of the Adviser. The Board of Trustees will receive periodic reports as to non-public disclosure of the Fund’s portfolio holdings.

NET ASSET VALUE

Net Asset Value is determined as indicated in the Prospectus under the heading “How Fund Shares Are Priced.”

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported based on quotes obtained from pricing services, a quotation reporting system or established market makers, based on bid prices obtained from such sources. Certain securities or investments for which daily market quotes are not readily available may be valued pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Swaps may be valued based on prices supplied by counterparties or other dealers. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

TAXATION

The following is based on the tax laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. This summary does not address all of the potential U.S. federal income tax considerations that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.

The Fund intends to qualify to be treated as a regulated investment company (“RIC”) under the Code. As long as it qualifies and remains qualified as a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary taxable income or capital gains that it distributes to its shareholders. To qualify as a RIC, the Fund must comply with various asset, income and distribution tests. If, in any taxable year, the Fund fails to qualify as a RIC, it will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether it makes any distributions to its shareholders, and distributions generally will be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Such dividends (unlike the Fund’s ordinary income dividends assuming it qualifies as a RIC) would be eligible for preferential tax rates, in the case of non-corporate shareholders, or the corporate dividends-received deduction, in the case of corporate shareholders.

A RIC that fails to distribute in a calendar year at least the sum of 98% of its ordinary income for such year plus 98% of its capital gain net income for the one-year period ending October 31 of such year plus any undistributed amount from the prior year is subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a RIC is treated as having distributed any amount on which it is subject to income tax, and tax-exempt income earned by a RIC generally is not subject to the excise tax. The Fund generally intends to make distributions of its taxable income and capital gains sufficient to avoid imposition of the 4% excise tax but cannot assure that it will always be able to do so.

The Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in taxable obligations that are treated as having original issue discount (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year, a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Similarly, the Fund’s transactions in interest rate swaps will generate taxable income, and the Fund may be unable to deduct its swap payments. The Fund may be required (in order to avoid entity-level taxes) to pay ordinary income dividends on account of such non-cash income and, depending on the circumstances, such dividends may have to be paid by the Fund from its cash assets or by selling portfolio securities. The Fund may realize capital gains from such sales, in which event its shareholders may receive greater capital gain dividends than they would in the absence of such sales.

The Fund expects to pay “exempt-interest dividends,” “ordinary income dividends” and “capital gain dividends,” each as described below.

“Exempt-interest dividends” are dividends that are paid by the Fund out of its interest income earned on state and local bonds and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of its taxable year. Exempt-interest dividends are excludable from a shareholder’s gross income for regular federal income tax purposes. The Fund will be eligible to declare and pay exempt-interest dividends if, as the Fund intends, at least 50% of the value of the Fund’s total assets at the close of each quarter during the Fund’s taxable year consists of tax-exempt obligations.

Although not taxable for regular federal income tax purposes, exempt-interest dividends may be subject to federal alternative minimum tax. For non-corporate shareholders, the alternative minimum tax applies to interest received on certain private activity bonds (“PABs”)

issued after August 7, 1986. If the Fund holds such PABs, it will report to shareholders within 60 days after the close of its taxable year, the PAB portion of the Fund’s exempt-interest dividends paid during the year. Corporate shareholders should consider that exempt-interest dividends are includable in “adjusted current earnings” for purposes of determining their liability for federal alternative minimum tax. Also, exempt-interest dividends are included in determining the taxable portion, if any, of a shareholder’s social security and railroad retirement benefits. Finally, interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends.

Dividends paid by the Fund from its ordinary taxable income and net short-term capital gains (“ordinary income dividends”) will be taxable to shareholders as ordinary income. Such dividends generally are not expected to qualify for taxation at preferential federal income tax rates or for the corporate dividends-received deduction. Dividends paid by the Fund out of its long-term capital gains (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of the shareholder’s holding period for its shares. Such distributions will qualify for the 15% maximum federal income tax rate currently applicable to long-term capital gains of non-corporate shareholders. Distributions in excess of the Fund’s earnings and profits first will reduce a shareholder’s adjusted tax basis in its Fund shares and, after the shareholder’s adjusted tax basis is reduced to zero, will constitute capital gain to the shareholder.

Ordinary income dividends and capital gain dividends are taxable to shareholders whether paid in cash or reinvested in Fund shares. Dividends are generally treated under the Code as received by shareholders at the time the dividend is paid. However, any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month will be deemed to have been received by shareholders on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

The Fund currently intends to distribute its long-term capital gains at least annually. However, the Fund may decide in the future to retain some or all of its realized long-term capital gains and designate the retained amount as a “deemed distribution.” (Designation is made by providing written notice to shareholders not later than 60 days after the close of the applicable taxable year.) In that event, the Fund will pay tax on the retained amount, and each shareholder will be required to include a proportionate share of the undistributed amount as long-term capital gain, and will be entitled to credit its allocable share of the tax paid by the Fund on the undistributed amount against its federal income tax liability (and to claim refunds to the extent the credit exceeds its income tax liability). A shareholder will be entitled to increase its tax basis in its Fund shares by an amount equal to 65% of the undistributed capital gains included in the shareholder’s income.

Investors considering buying Fund shares just prior to an ordinary income dividend or a capital gain dividend should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming dividend, such dividend nevertheless will be taxable to them.

Upon a sale or exchange of Fund shares, including an exchange of Fund shares for shares in another fund, a shareholder generally will recognize a taxable gain or loss equal to the difference between the amount realized on the transaction and the shareholder’s tax basis in the shares. A redemption of shares will be treated as a sale for this purpose. Such gain or loss will be treated as long-term capital gain or loss if the shares sold or exchanged were held for more than one year and short-term capital gain or loss if the shares were held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through reinvestment of dividends in Fund shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. Any loss realized by a shareholder on a sale of Fund shares held for six months or less will be disallowed up to the amount of exempt-interest dividends paid to the shareholder on such shares, and to the extent not disallowed under this rule, will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder on such shares.

The Fund will send to its shareholders, as promptly as possible after the end of each calendar year, a statement indicating the exempt-interest dividends, ordinary income dividends and capital gain dividends paid by the Fund to them for such year

The Fund may be required to withhold federal income tax (“backup withholding”) at a 28% rate from all taxable dividends and redemption proceeds payable to a shareholder who fails to provide the Fund with a correct taxpayer identification number (for an individual, his social security number) or a certificate that such shareholder is exempt from backup withholding, or as to whom the Fund has been notified by the IRS that the shareholder is subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s federal income tax liability.

Dividends, distributions and redemption proceeds may also be subject to state and local taxes. Certain states do not tax ordinary income dividends that represent payments out of a RIC’s taxable interest income from U.S. Government obligations. Exempt-interest dividends may be subject to state and local tax, depending on the tax laws of the applicable jurisdiction.

OTHER INFORMATION

Capitalization

The Trust is a Delaware statutory trust established under a Declaration of Trust dated May 31, 2006 (the “Declaration of Trust”). The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may authorize the division of shares into separate series and the division of series into separates classes of shares. The Trust currently consists of one series: Tax Advantaged Bond Strategy: 3-7 Year Fund. The Fund has only one class of shares of beneficial interest. When issued for payment as described in the Prospectus and this Statement of Additional Information, the shares will be fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Under Delaware law, unless otherwise provided in the Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of the State of Delaware. The Declaration of Trust provides that all the assets of the Trust held with respect to each series shall be charged with the liabilities of the Trust with respect to such series and all expenses, costs, charges and reserves attributable to such series. Any general liabilities of the Trust which are not readily identifiable as being held in respect of a series shall be allocated and charged by the Trustees to and among any one or more series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable.

Voting Rights

Shareholders are entitled to one vote for each dollar of the net asset value of each share held and a fractional vote for each fractional dollar of the net asset value of each share held. If a matter to be voted on does not affect the interests of a series (or a class of a series, if more than one), then only the shareholders of the affected series (or class) will be entitled to vote on the matter. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire, (2) a Trustee will no longer serve if declared bankrupt or incompetent by a court of competent jurisdiction, and (3) any Trustee may be removed (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the total number of all shares of the Trust issued and outstanding, or (c) by a written declaration signed by shareholders holding not less than two-thirds of the total number of all shares of the Trust issued and outstanding. In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

Control Persons and Principal Holders of Securities

As of the date of this SAI, the Adviser is the owner of record of 100% of the Fund through its ownership of              shares of the Fund. The Adviser is owned and controlled by M.D. Sass. The principals of M.D. Sass are Martin Sass and Hugh Lamle. Each of M.D. Sass and Messrs. Sass and Lamle is deemed to control 100% of the Fund by virtue of their respective direct or indirect control of or interest in the Adviser. The address of M.D. Sass and Messrs. Sass and Lamle is 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699. No other persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. Persons owning of record or beneficially 25% or more of the outstanding share class of the Fund may be deemed to be a controlling person of the Fund for purposes of the 1940 Act.

Other than Messrs. Sass and Lamle, the Trustees and Officers of the Trust collectively owned none of the outstanding shares of the Fund on the date of this SAI.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Because the Fund is a new fund, there is no financial or performance information included in this Statement of Additional Information. Audited financial statements for the Trust as of December 31, 2006 for its fiscal year then ended will be included in the Trust’s 2006 Annual Report.

APPENDIX A

[Code of Ethics to be provided]

APPENDIX B

[Proxy Voting Policy to be provided]

PART C

FORM N-1A

OTHER INFORMATION

ITEM 23. Exhibits

(a)	Declaration of Trust (“Trust Instrument”) of M.D. Sass Tax Advantaged Bond Strategy Trust (“Registrant”).

(b)	By-Laws of Registrant.

(c)	Articles III, V, and VI of the Trust Instrument, Exhibit 23(a) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)	Investment Advisory Agreement between the Registrant and M.D. Sass Tax Advantaged Bond Strategies, L.L.C. (“Adviser”), as adviser for the Tax Advantaged Bond Strategy: 3-7 Year Fund (the “Fund”).*

(e)	Not applicable.

(f)	Not applicable.

(g)	Custody Agreement between the Registrant and Investors Bank & Trust Company.*

(h)(1)	Administration Agreement between the Registrant and Investors Bank & Trust Company.*

(h)(2)	Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc.*

(i)	Opinion and Consent of Katten Muchin Rosenman LLP regarding the legality of securities registered with respect to the Registrant.*

(j)(1)	Consent of Ernst & Young LLP, independent auditor with respect to the Fund.*

(j)(2)	Consent of Katten Muchin Rosenman LLP (included in Exhibit 23(i) hereto).*

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)	Code of Ethics for the Registrant and the Adviser.*

(q)	Powers of Attorney*

*	To be filed by amendment.

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ITEM 24. Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 25. Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

Article VII, Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Adviser or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Articles VII, Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection (b) below:

(i) every Person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at the Trust’s request as director, officer, partner, trustee or the like of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such Covered Person in connection with any claim, action, suit or proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of such person being or having been a Covered Person and against amounts paid or incurred by such Covered Person in the settlement thereof; and

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

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(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (B) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust; or

(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by such Covered Person to the Trust or applicable Series if it is ultimately determined that such Covered Person is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with the Adviser. This agreement provides indemnification for the Adviser and its affiliates. The Adviser’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

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ITEM 26. Business and Other Connections of the Investment Adviser

The description of the Adviser is found under the caption “Management of the Fund—Investment Adviser” in the Prospectus and under the caption “Management of the Trust—Investment Adviser” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Adviser provides investment advisory services to other persons or entities other than the registrant.

ITEM 27. Principal Underwriters

Not applicable.

ITEM 28. Location of Accounts and Records

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) promulgated under the Investment Company Act of 1940 at its principal executive offices at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant’s administrator and custodian, Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, MA 02116, and the Registrant’s transfer agent, Boston Financial Data Services, Inc., located at Two Heritage Drive, North Quincy, MA 02171.

ITEM 29. Management Services

None.

ITEM 30. Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on this 25th day of July, 2006.

M.D. SASS TAX ADVANTAGED BOND STRATEGY TRUST

By:	/s/ Hugh R. Lamle
Hugh R. Lamle
President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ Hugh R. Lamle Hugh R. Lamle	Sole Trustee and President (principal executive officer)	July 25, 2006

/s/ Robert Francess Robert Francess	Treasurer (principal financial officer and principal accounting officer)	July 25, 2006

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Exhibit Index

23(a)	Declaration of Trust of Registrant

23(b)	By-Laws of Registrant

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